Exhibit 10.1

FIRST AMENDMENT

TO

STOCKHOLDER’S AGREEMENT

This FIRST AMENDMENT TO THE STOCKHOLDER’S AGREEMENT (this “Amendment”) is made and entered into as of this 10th day of March, 2014 by and among NUVERRA ENVIRONMENTAL SOLUTIONS, INC. (f/k/a Heckmann Corporation), a Delaware corporation (the “Company”), MARK D. JOHNSRUD, an individual (the “Stockholder”), and JPJ LP, a Delaware limited partnership(“LP” and together with the Company and the Stockholder, the “Parties”).

WHEREAS, the Company and the Stockholder previously entered into that certain Stockholder’s Agreement, dated as of November 30, 2012 (as amended, the “Agreement”);

WHEREAS, LP entered into that certain Joinder Agreement, dated as of December 20, 2012, to become a party to the Stockholder’s Agreement; and

WHEREAS, the Parties desire to amend the Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound hereby, do hereby agree, as follows:

1. Defined Terms. Any term used herein that is not otherwise defined herein shall have the meaning ascribed to such term as provided in the Agreement.

2. Termination of Standstill Period. Notwithstanding anything in the Agreement to the contrary, the Standstill Period is hereby terminated effective as of the date hereof.

3. Termination of Section 4.3. Notwithstanding anything in the Agreement to the contrary, Section 4.3 of the Agreement shall terminate on November 30, 2014.

4. Ratification; Effect on the Agreement.

(a) Ratification. The Agreement, as amended by this Amendment, shall remain in full force and effect and is hereby ratified and confirmed in all respects.

(b) Effect on the Agreement. On and after the date hereof, each reference in the Agreement to “this Agreement,” “herein,” “hereof,” “hereunder,” or words of similar import shall mean and be a reference to the Agreement as amended hereby.

5. Miscellaneous.

(a) Governing Law and Jurisdiction. This Amendment and any claim or controversy hereunder shall be governed by and construed in accordance with the Laws of the State of Delaware without giving effect to the principles of conflict of Laws thereof.

(b) Headings. The headings contained in this Amendment are intended solely for convenience and shall not affect the rights of the parties to this Amendment.

(c) Severability. If any term, provision, agreement, covenant or restriction of this Amendment is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, agreements, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such a determination, the parties shall negotiate in good faith to modify this Amendment so as to effect the original intent of the parties as closely as possible in a reasonably acceptable manner so that the transactions contemplated hereby may be consummated as originally contemplated to the fullest extent possible.

(d) Counterparts. This Amendment may be executed by original, facsimile, portable document format (PDF) or electronic signature, and in two or more several counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument. A signature page to this Amendment or any other document prepared in connection with the transactions contemplated hereby that contains a copy of a Party’s signature and that is sent by such Party or its agent with the apparent intention (as reasonably evidenced by the actions of such Party or its agent) that it constitute such Party’s execution and delivery of this Amendment or any such other document, including a document sent by facsimile transmission or by email in portable document format (PDF), shall have the same effect as if such Party had executed and delivered an original of this Amendment or any such other document. Minor variations in the form of the signature page, including footers from earlier versions of this Amendment or any such other document, shall be disregarded in determining the Party’s intent or the effectiveness of such signature.

(e) Effectiveness. This Amendment shall become effective as of the date hereof.

[The remainder of this page intentionally blank]

IN WITNESS WHEREOF, the Parties have duly executed this Amendment as of the date first written above.

COMPANY:

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

By:	/s/ Jay Parkinson
Name:	Jay Parkinson
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to First Amendment to Stockholder’s Agreement]

STOCKHOLDER:

/s/ Mark D. Johnsrud
Mark D. Johnsrud

LP:

JPJ LP

By:	Badlands Capital, LLC

By:	/s/ Mark D. Johnsrud
Name:	Mark D. Johnsrud
Title:	Manager

[Signature Page to First Amendment to Stockholder’s Agreement]